UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                         April 10, 2006 (April 7, 2006)
                         ------------------------------

                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                     0-23340                      51-0332317
     --------                     -------                      ----------
 (State or other                (Commission                  (IRS Employer
   jurisdiction                File Number)              Identification Number)
of incorporation)


105 Westpark Drive, Suite 200, Brentwood, Tennessee                    37027
---------------------------------------------------                    -----
      (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         On April 7, 2006, America Service Group Inc. (the "Company") received a letter from the NASDAQ Office of General Counsel, Listing Qualifications Hearings, which notified the Company that it had made the requisite filings and evidenced compliance with all NASDAQ Marketplace Rules and that a determination had been made to continue the listing of the Company's common stock on the NASDAQ National Market. Accordingly, on April 11, 2006 the Company's trading symbol for its common stock will be changed from ASGRE to ASGR.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICA SERVICE GROUP INC.



Date:  April 10, 2006                      By:  /s/ Michael W. Taylor
                                                --------------------------------
                                                Michael W. Taylor
                                                Senior Vice President and Chief
                                                  Financial Officer